UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 14, 2005 (Date of earliest event reported)

CENTRA SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27861	04-3268918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Bedford Street

Lexington, MA 02420

(Address of principal executive offices)

Telephone: (781) 861-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into (Amendment of) a Material Definitive Agreement

On February 14, 2005, Centra Software, Inc. (the “Company”) entered into an amended and restated Severance Compensation and Change of Control Agreement with Stephen A. Johnson, the Company’s Chief Financial Officer, Treasurer and Secretary.

As amended, the agreement provides that Mr. Johnson is entitled to receive severance compensation for one year under two additional circumstances: (i) if he voluntarily terminates his employment upon no less than three (3) months’ notice to the Company, on or before March 31, 2005, or (ii) if he voluntarily terminates his employment upon no less than two (2) months’ notice to the Company after March 31, 2005 and before June 30, 2005. Mr. Johnson’s agreement is attached as Exhibit 10.1 to this report.

On February 15, 2005, the Company entered into amended and restated Severance Compensation and Change of Control Agreements with Richard Cramer, the Company’s Senior Vice President of Sales and Marketing, and John Walsh, the Company’s Senior Vice President of Products and Operations. As amended, the agreements with Messrs. Cramer and Walsh, respectively, provide that each will receive severance compensation for one year under two additional circumstances: (i) if the employment of Messrs. Cramer or Walsh is terminated upon a Change of Control of the Company or (ii) if either Messrs. Cramer or Walsh voluntarily terminates his employment upon or after a Change of Control of the Company. Messrs. Cramer’s and Walsh’s agreements, respectively, are attached as Exhibits 10.2 and 10.3 to this report.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.

On February 14, 2005, the Company’s Chief Financial Officer, Treasurer and Secretary, Stephen A. Johnson, resigned for personal reasons effective as of May 15, 2005. The Company has initiated a search for a new Chief Financial Officer.

On February 16, 2005, the Company issued a press release announcing the resignation. The full text of the press release is attached as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
10.1	Amended and Restated Severance Compensation and Change of Control Agreement between Stephen A. Johnson and Centra Software, Inc., dated February 14, 2005

10.2	Amended and Restated Severance Compensation and Change of Control Agreement between Richard Cramer and Centra Software, Inc., dated February 15, 2005

10.3	Amended and Restated Severance Compensation and Change of Control Agreement between John Walsh and Centra Software, Inc., dated February 15, 2005

99.1	Press Release dated February 16, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2005	CENTRA SOFTWARE, INC.

	By:	/s/ Paul R. Gudonis
	Name:	Paul R. Gudonis
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated Severance Compensation and Change of Control Agreement between Stephen A. Johnson and Centra Software, Inc., dated February 14, 2005

10.2	Amended and Restated Severance Compensation and Change of Control Agreement between Richard Cramer and Centra Software, Inc., dated February 15, 2005

10.3	Amended and Restated Severance Compensation and Change of Control Agreement between John Walsh and Centra Software, Inc., dated February 15, 2005

99.1	Press Release dated February 16, 2005